                          ---------------------------------------------------------------------------
[LOGO]                       STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY, Bloomington, Illinois
                                             VARIABLE DEFERRED ANNUITY APPLICATION                                            PAGE 1
------------------------------------------------------------------------------------------------------------------------------------
1  PROPOSED ANNUITANT (Print name in full)
------------------------------------------------------------------------------------------------------------------------------------
   MR  / /  LAST NAME           FIRST NAME                MIDDLE INITIAL  MAILING ADDRESS
 a MS  / /
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                          SOCIAL SECURITY OR TAX
   CITY                           STATE     ZIP CODE    IN     YES   NO   IDENTIFICATION NUMBER    DRIVER'S LICENSE NUMBER     STATE
 b                                                      CITY?  / /  / /
   ---------------------------------------------------------------------------------------------------------------------------------
      SEX   BIRTH DATE MO-DAY-YR   AGE    MARITAL STATUS       HEIGHT   WEIGHT       STATE OF BIRTH   UNITED STATES OR   YES    NO
 c                                                                                                    CANADIAN CITIZEN?  / /   / /
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                Do job duties fall into one of the following hazardous
   OCCUPATION (GIVE EXACT DUTIES)  EMPLOYER'S NAME AND ADDRESS  categories? (amusement/sports; construction/explosive/   YES    NO
 d                                                              divers; liquor; logging/mining; gas/oil)                 / /   / /
------------------------------------------------------------------------------------------------------------------------------------
2  APPLICANT/OWNER (Required for Corporate, Trusteed Keogh, AND Juvenile Non Tax-Qualified)
------------------------------------------------------------------------------------------------------------------------------------
   MR  / /  LAST NAME           FIRST NAME                MIDDLE INITIAL  SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER
 a MS  / /
   ---------------------------------------------------------------------------------------------------------------------------------
   MAILING ADDRESS                                            CITY                 STATE      ZIP CODE        IN         YES    NO
 b                                                                                                            CITY?      / /   / /
------------------------------------------------------------------------------------------------------------------------------------
 c SUCCESSOR OWNER (REQUIRED UNLESS APPLICANT/OWNER IS A TRUST OR CORPORATION)
------------------------------------------------------------------------------------------------------------------------------------
   LAST NAME                                              FIRST NAME                                   MIDDLE INITIAL

------------------------------------------------------------------------------------------------------------------------------------
3  COMPLETE: IF PROPOSED ANNUITANT IS UNDER AGE 16 |  Is Proposed Annuitant to be Owner at and after age 21?  / / YES  / / NO
------------------------------------------------------------------------------------------------------------------------------------
4  VARIABLE DEFERRED ANNUITY
------------------------------------------------------------------------------------------------------------------------------------
 a INITIAL ACCOUNT AND PAYMENT ALLOCATION: (During the free look period, all premiums will be allocated to the Fixed Account.)

                                                        %
                                                (MUST BE WHOLE %
                                                WITH 1% MINIMUM)

   / / Large Cap Equity Index Subaccount                                     -----------------------------------------------------
                                                  ------------                   Check the appropriate box if you wish to have:
   / / Small Cap Equity Index Subaccount
                                                  ------------                   ONLY ONE MAY BE IN EFFECT AT ONE TIME.
   / / International Equity Index Subaccount                                         / / Dollar Cost Averaging
                                                  ------------
   / / Stock and Bond Balanced Subaccount                                                      -OR-
                                                  ------------
   / / Bond Subaccount                                                               / / Portfolio Rebalancing
                                                  ------------
   / / Money Market Subaccount                                                   COMPLETE SEPARATE FORM IF EITHER IS CHECKED.
                                                  ------------               -----------------------------------------------------
   / / Fixed Account
                                                  ------------
                                           TOTAL =  100 %
                                   --------------------
 b Amount of premium to be billed: $
   Mode:  (Check One)              --------------------
                             Existing      Agents Payroll      Employee               Salary     Existing Special Monthly
   / / Annual  / / SFPP  / / Life PAC  / / Deduction       / / Payroll Deduction  / / Allotment  Account Number:
                                                       --------------------
 c Amount of premium submitted with this application:  $
                                                       --------------------
                                                                                                         --------------------
 d If tax-qualified, indicate amount of premium to be applied to PRIOR tax year: (IF NONE, SO INDICATE)  $
                                                                                                         --------------------
                                                                                          --------------------
 e If IRA, indicate amount of premium irrevocably designated as a rollover contribution:  $
                                                                                          --------------------
------------------------------------------------------------------------------------------------------------------------------------
                                   YES    NO
5  Is this annuity tax-qualified?  / /   / /  (IF YES, INDICATE TYPE)    / / TSA - Issue with TSA Endorsement, with Proposed
                                                                                   Annuitant as Owner
   / / IRA - Issue with IRA Endorsement                                  / / CORPORATE
   / / SEP-IRA - Issue with IRA Endorsement                              / / KEOGH
   / / OTHER TAX-QUALIFIED
                           ---------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
6  Will this policy replace or change insurance or annuities you now have? / /YES / /NO  (IF YES, ENTER NAME OF COMPANY AND EXPLAIN)


------------------------------------------------------------------------------------------------------------------------------------
7  BENEFICIARY DESIGNATION
------------------------------------------------------------------------------------------------------------------------------------
   --PRIMARY BENEFICIARY - FULL NAME------------AGE---RELATIONSHIP--  ----SUCCESSORY BENEFICIARY - FULL NAME----AGE---RELATIONSHIP--
   |                                          |     |              |  |                                       |     |              |
   |                                          |     |              |  |                                       |     |              |
   |                                          |     |              |  |                                       |     |              |
   |                                          |     |              |  |                                       |     |              |
   |                                          |     |              |  |                                       |     |              |
   |                                          |     |              |  | / /Interest Option or  / /One Sum or / / Other-Explain     |
   |                                          |     |              |  |------------------------------------------------------------|
   |                                          |     |              |  ----FINAL BENEFICIARY - FULL NAME----------AGE--RELATIONSHIP--
   |                                          |     |              |  |                                       |     |              |
   |                                          |     |              |  |                                       |     |              |
   | / /Interest Option or  / /One Sum or  / /Other-Explain        |  |  One Sum Settlement Only              |     |              |
   -----------------------------------------------------------------  --------------------------------------------------------------
   If a beneficiary survives the Annuitant, any payment to successor will be one sum, unless changed.
------------------------------------------------------------------------------------------------------------------------------------
454-616 NY                                                                                                         Printed in U.S.A.

                                                                                                                    PAGE 2

                                               VARIABLE DEFERRED ANNUITY APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
8  SUITABILITY INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

   Applicants are urged to supply information in order that the agent may make an informed judgment as to the suitability of a particular purchase of a Variable Deferred Annuity Policy. If the Applicant chooses not to, the agent must complete the following items to the best of his/her knowledge.

                                                           YES    NO
   Did the applicant provide the suitability information?  / /   / /  (IF NO, EXPLAIN)
------------------------------------------------------------------------------------------------------------------------------------
   a. Annual Income from Occupation $                       f. Tax                                      g. Score from
                                                               Bracket:                                    Risk Profiler:
------------------------------------------------------------------------------------------------------------------------------------
   b. Annual Income from other sources $                    h. Purpose for Purchasing this Policy:
      Indicate other sources:
                                                               / / Personal Retirement Planning
                                                                            Years to Retirement:
                                                                                                --------------------

                                                               / / Other (specify)
------------------------------------------------------------------------------------------------------------------------------------
   c. Projected Income for next 12 months $
------------------------------------------------------------------------------------------------------------------------------------
   d. Estimated Net Worth (excluding home)   $              i. Which best approximates your experience with the following
                                              ------------     types of investments:
      Liquid Assets included in Net Worth    $
                                              ------------                                 NONE   UP TO 5 YRS   5 YRS OR MORE
------------------------------------------------------------   Mutual Funds                 / /       / /             / /
   e. No. and Age of Dependent Children: (IF NONE, SO STATE)   Individual Common Stocks     / /       / /             / /
                                                               Annuities                    / /       / /             / /

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
9  AGREEMENTS AND ACKNOWLEDGEMENTS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          YES    NO
   a. DO YOU BELIEVE THAT THIS POLICY WILL MEET YOUR NEEDS AND FINANCIAL OBJECTIVES?                                      / /   / /
   b. DO YOU UNDERSTAND THAT THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
      EXPERIENCE OF THE SEPARATE ACCOUNT?                                                                                 / /   / /
   c. DID YOU RECEIVE THE SEPARATE ACCOUNT PROSPECTUS AND THE FUND PROSPECTUS
      FOR THE POLICY APPLIED FOR? IF YES, GIVE DATE SHOWN ON THE PROSPECTUS:                                              / /   / /
                                                                            -------------------------------------------

   d. ARE YOU ASSOCIATED WITH AN NASD MEMBER BROKER DEALER?                                                               / /   / /


   Coverage will start on the policy date, provided any check received is honored for the payment when presented. By accepting the policy, the Owner agrees to the beneficiaries named, method of payment, and corrections made. No change in plan, amount, benefits, classification, or age at issue may be made on the application unless the Owner agrees in writing. Only an authorized company officer may change policy provisions.


Any policy issued on this application will be owned by Proposed Annuitant or the Applicant, if other than Proposed Annuitant.
-----------------------------------------------------------------------------------------------------------------------------------
   Social Security or Tax Identification Number (TIN) Certification - By signing this application, I certify under penalties of perjury that (1) the TIN shown above is correct, and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the
Internal Revenue Service has notified me that I am no longer subject to backup withholding. (IF YOU ARE SUBJECT TO BACKUP
WITHHOLDING, CROSS OUT ITEM 2.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
-----------------------------------------------------------------------------------------------------------------------------------


DATED ON                                     SIGNATURE OF PROPOSED ANNUITANT X
         --------------------------------                                   -------------------------------------------------------
           MONTH      DAY        YEAR                                         NOT REQUIRED IF PROPOSED  ANNUITANT IS UNDER AGE 16
AT
   --------------------------------------
        CITY                STATE
                                             SIGNATURE OF APPLICANT X
                                                                   ----------------------------------------------------------------
                                                                        Required for Corporate, Trusteed Keogh, TSA and Juvenile
                                                                    Non Tax-Qualified. Not required unless applicant is other than
                                                                    Proposed Annuitant. If a firm or corporation is to be the
                                                                    owner, give its name and signature of authorized officer.

SIGNATURE OF AGENT AS        X
WITNESS TO ALL SIGNATURES   -----------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           AGENT'S STATEMENT
------------------------------------------------------------------------------------------------------------------------------------
   1  Do you know the Proposed Annuitant?                           4  Is this policy a replacement or change of existing
   -----------------------------------------------------------------   insurance or annuities? (IF YES, EXPLAIN)        / /Yes / /No
   2  Check if Proposed Annuitant is now a State Farm Policyholder. ----------------------------------------------------------------
        / / Auto   / / Life   / / Fire   / / Health                 5  Did you give Proposed   Agent Code Stamp
   -----------------------------------------------------------------   Annuitant the Premium
   3  Personal History Interview Telephone Information                 Receipt?

      DAYTIME                                                          / / Yes   / / No
      PHONE NO. (   )      -
                     -----------------
------------------------------------------------------------------------------------------------------------------------------------

























------------------------------------------------------------------------------------------------------------------------------------
[LOGO] STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

                                                           PREMIUM RECEIPT

   State Farm Life and Accident Assurance Company has received $                       .  This money is part of the
                                                                -----------------------

   application for an annuity on                                                       .
                                 ------------------------------------------------------
                                                 (Proposed Annuitant)

   Date of Application                                     Signature of Agent X
                       ---------------------------------                       -----------------------------------------------------


                                                   NOTICE OF INFORMATION PRACTICES

   The application requests personal information about the persons proposed for coverage.  Occasionally, we may need to collect additional personal information from other sources.  All such personal information is treated as confidential.  In certain cases, however, that information might be disclosed to others without authorization.  A right of access and correction exists as to the personal information we may collect.  A more detailed notice, including a description of our information practices and your rights, is available upon request.